JEWETT CAMERON COMPANY

19 53

Nasdaq: JCTCF

INVESTOR PRESENTATION

October 2024

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company's intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company's future activities or future events or conditions. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by the Company's management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company's annual report on Form 10-K and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

70 YEAR HISTORY WITH A NEW PATH BEING CHARTED TO DRIVE SHAREHOLDER VALUE

Founded in 1953, Jewett Cameron Trading Company is committed to improving the lives of professionals and do-it-yourselfers with innovative products that enrich outdoor spaces in their quality, performance, and ease to work with.

COMPANY OVERVIEW

Committed to improving the lives of professionals and do-it-yourselfers with innovative products that enrich outdoor spaces in their quality, performance, and ease to work with.

Consumer Product Goods



Fence Products

- 73% of YTD Revenue
- Our fence solutions creates more than fences. We craft durable, functional solutions that bolster security, privacy, and beauty.
- Brands include Adjust-A-Gate®, Fit-Right®, Lifetime Post®, Perimeter Patrol®, and EuroFence for gates and fencing.



Pet Products

- 15% of YTD Revenue
- Our pet solutions are dedicated to keeping pets safe and happy with exceptional-quality, long lasting products that put your pet first.
- Lucky Dog® line of award-winning kennels, crates and accessories have been expertly crafted with durability and safety for peace of mind.



Sustainable Products

- 3% of YTD Revenue
- Our MyEcoWorld® products offer practical, sustainable alternatives with innovative pet poop bags and compostable food scrap bags.
- Alternatives to traditional single use plastics with Compostable and Post Consumer Recycled (PCR) bag technology.

B2B Specialty Lumber Trading



Industrial Wood Products

- 7% of YTD Revenue
- Our Greenwood subsidiary is a wholesale distributor of a variety of specialty wood products currently concentrated in noise and vibration reduction panels for transit buses, motor coaches, light rail cars, and boats.

Seed Processing

JEWETT CAMERON SEED CO.

- 2% of YTD Revenue
- Historical business focused on processing and distributing of agricultural seed. Closed down operation in August of 2023.
- 11.6 acre facility in Oregon available for sale.

KEY HIGHLIGHTS & STATISTICS

$48.5 M	TTM REVENUE
$0.04	PROFITABLE: Q324 EPS
$17 M	MARKET CAP*
$25.0 M	STOCKHOLDERS' EQUITY
$0	NO LONG-TERM DEBT
0.68X	TRADING AT DISCOUNT TO BOOK VALUE*

ELITE CUSTOMERS

The Home Depot, Lowe's, Costco Wholesale, amazon.com, wayfair, Orgill, True Value, The Humane Society of the United States, Menards, Tractor Supply Co, chewy, Grainger, Ace Hardware, Do it Best

TTM = Trailing Twelve Month through May 2024

*based on stock price of $4.88 on 9/24/24

PRODUCT DETAILS



FENCE PRODUCTS & BRANDS

Jewett Cameron Fence creates more than fences. We craft durable, functional solutions that bolster security, privacy, and beauty.

JEWETT CAMERON FENCE

Metal / Composite: Avg 38% GM

Wood: Avg 16% GM

Patented



Adjust-A-Gate®

Adjust-A-Gate® Family of products offers a straightforward, lifelong solution that eliminates measurement issues. Easy enough for homeowners but with superior quality that meets the demands of the professional contractor.

Patented



Fit-Right®

Fit-Right® is a fully adjustable gate system for chain link gates. This custom solution is perfect for when you need a special sized chain link gate opening. Equipped with all the necessary parts, building your gate on-site eliminates measurement issues, so you get the right fit the first time, every time

Patented



Lifetime Steel Post®

Lifetime Steel Post® offers unmatched strength and versatility in fencing. This post offers versatile support for a range of fence designs and styles, allowing you the flexibility to showcase the posts or keep them discreetly hidden.



Euro Fence

Euro Fence offers the beauty of wood without the upkeep, featuring durable wood/plastic composite materials. With locking tongue & groove composite and aluminum boards, it provides UV protection, never needs paint or stain, and installs easily in-ground or mounted.



Perimeter Patrol®

Perimeter Patrol® Portable Security Panels create an enclosed space or linear fence for outdoor areas. Perfect for crowd control, job site security, outdoor events, enclosed storage areas and more.



Cedar Products

Cedar is a premium softwood known for its unique blend of beauty and durability. Its natural resistance to decay enhances its longevity, while its ease of cutting, sawing, and nailing with standard tools makes it a preferred choice for versatile applications.

PET PRODUCTS & BRANDS

Jewett Cameron Pet is dedicated to keeping pets safe and happy with exceptional-quality, long lasting products that put your pet first.

LUCKY DOG®



STAY Series® Kennels

Lucky Dog® STAY Series Studio Kennels are built with a long-lasting steel frames and powder coated finish. The waterproof polyester cover offers UPF 50+ protection and is designed for ultimate comfort.



Outdoor Kennel Covers

Lucky Dog® Outdoor Kennel Covers provide durable, waterproof protection with UPF 50+ sun defense. Designed for year-round comfort, they fit securely over your Lucky Dog® Kennels.

Patented



Dwell Series® Crates

Lucky Dog® Dwell Series® Crates offers peace of mind with secure latches, rust-resistant E-coating along with a patented sliding side door and patented corner stabilizers. With a top handle for easy transport and a divider panel for flexible space, they offer durability and convenience.



Exercise Pens

Lucky Dog® Exercise Pens provide a secure space for pets with sturdy, rust-resistant wire construction. Featuring a step-thru door, tool-free setup, and fold-flat design for easy storage, these pens are perfect for both indoor and outdoor use.

SUSTAINABLE PRODUCTS & BRANDS

MyEcoWorld® is making a tangible, positive difference to the planet by working to reduce conventional plastic use in our daily lives.

my eco WORLD

Compostable: Made with 30% Corn



Food Waste Bags

Certified compostable and worm-safe, our durable bags offer puncture resistance, odor control, and pest deterrence, ensuring reliable use and a cleaner kitchen environment.



Yard Waste Bags

Suitable for a variety of composting methods, including home, curbside pickup, and industrial composting facilities.



Pet Poop Bags

Our certified OK Home Compost pet waste bags ensure no breaks or leaks, while being gentle on mother earth- all while keeping your hands clean of messy situations.

Post Consumer Recycled (PCR)



Global Recycled Standard Certified
Global Recycled Standard
Product certified to the Global Recycled Standard (GRS) contain recycled material that has been independently verified at each stage of the supply chain, from the source to the final product.
Post Consumer Waste Collection
Recycling and Processing
my eco WORLD
You!
Post Consumer Recycling Journey

Products certified to the Global Recycled Standard (GRS) contain recycled material that has been independently verified at each stage of the supply chain, from the source to the final product. MyEcoWorld® 95% Certified Bags cost less than compostable bags.



PET POOP BAGS
my eco WORLD
PET POOP BAGS
95% RECYCLED PLASTIC
300
20

Extensive Certifications

INDUSTRIAL WOOD PRODUCTS

Tailored Panels & Customized Wood Products

GREENWOOD PRODUCTS EST.™ 1977



Transportation & Marine

Greenwood Products specializes in engineering advanced noise and vibration reduction panels for transit buses, motor coaches, light rail cars, and boats.



Industrial

Greenwood Products engineers durable, high-performance structural panels tailored for a wide range of industrial applications.



Construction

Greenwood Products supplies and warehouses Jumbo Concrete Forms (BBOES, MDO, and HDO) designed to reduce installation time and lower job-site labor costs.

dB-Ply®

GREENWOOD PRODUCTS EST. 1977

PROPRIETARY ACOUSTICAL PANEL DESIGNED TO REDUCE VIBRATION AND SOUND TRANSMISSION

PANEL DAMPENING PERFORMANCE

Improvement measured on a Dynamometer enclosure at 1000 rpm



30
25
20
15
10
5
0
ENCLOSURE ATTENUATION dB
dB-PLY®
Plywood
250
500
1000
2000
4000
8000
THIRD OCTAVE BAND CENTER FREQUENCY Hz

VIBRATION & NOISE REDUCING ACOUSTICAL PANEL FOR BUSES, COACHES, SHUTTLES, LIMOUSINES

dB-Ply® Bus provides a one-step application to cost effectively meet mandated interior noise requirements.

- Mitigates driver fatigue by reducing vibrations and noise
- Minimal floor prep required for applying floor coverings
- Treated to resist fungal decay (untreated available)
- Fire retardant (certified ASTM 162 & 662) treating available
- Untreated meets FMV 302 Flame Spread requirements

What is dB-Ply® Bus?

dB-Ply® Bus is a constrained-layer vibration and noise reducing structural panel engineered specifically for use in transit bus floors, coaches, and shuttles.

COMPETITIVE POSITIONING

Jewett Cameron products target great quality at competitive prices to move volume through channels

Steel Gate Kit Comparison



Adjust-a-Gate®
Full Frame Steel Gate Kit



Adjust-a-Gate® Unlimited
Four Corner Gate Kit

VS



Competitor
Steel Gate Kits



PRICE
\$\$\$
\$\$
\$
Competitor 2
Competitor 1
ADJUST-A-GATE
ORIGINAL
ADJUST-A-GATE
UNLIMITED
LOW
MEDIUM
HIGH
QUALITY*

Welded Wire Dog Kennel Comparison



Lucky Dog STAY
Series® Kennel



PRICE
\$\$\$
\$\$
\$
Competitor 1
Competitor 2
LUCKY DOG
Competitor 3
LOW
MEDIUM
HIGH
QUALITY*

Value target for high quality at reasonable price

*Relative quality in graphs is determined by online customer review comparisons and general product performance of primary competition for illustration purposes.


STRATEGIC
TRANSFORMATION
JEWETT CAMERON CO.
19 53
OREGON, USA

COMPANY EVOLUTION

1953 - Founded

- Began as a lumber trading business.
- Two founders ran the organization up to 2016
- First traded on NASDAQ in 1996

1995 – Lucky Dog® Acquired

- Purchased DGI and the Lucky Dog® brand of welded wire and chain-link products.

1996 - Acquired MSI-Pro

- Purchased Material Supply International, later renamed MSI-Pro. Imported pneumatic air tools and industrial clamps
- Board decided to close down subsidiary in 2020

2000 - Acquired Seed Co.

- 13.3 acres of property and buildings purchased as Agriobiotech Inc. later renamed Jewett Cameron Seed Company
- Board decided to close down Seed cleaning operations August of 2023

2002 - Acquired Greenwood

- Purchased Greenwood Forest Products lumber trading originally founded in 1977 later renamed Greenwood Products Inc.

2003 – Adjust a Gate® Acquired

- Purchased the Adjust-A-Gate® patent and trademark
- Expanded product sales to become a top selling adjustable full steel frame gate kit

2019 – Pet Innovation

- Enhanced Lucky Dog® Stay Series™ Kennel products
- Developed and launched several commodity pet products for online channels

2020 – Rebranded & Remodeled

- Redesigned company logos and all product branding
- Remodeled office, added professional management, and updated ERP system

2020 - Pandemic

- Influx of pet ownership and home remodeling drove sales growth
- Supply chain costs increased and shipping reliability decreased

2022 – Cedar Fence

- Major big box customer shift in sourcing Western Red Cedar fence boards
- Secured big box consignment fence board program for multiple DCs

2023 – Legal Settlement

- Breach of contract case increased legal expenses for 5 years
- Successful $2.45 million settlement reached October 2023. This payment covered substantial legal fees and some losses due to the breach.

REVENUE BY PRODUCT LINE

FY Ends August ($ in millions)

JEWETT CAMERON FENCE

FENCE

Influx of home remodel during pandemic drove sales and storm damage impacted fence board sales



Metal
Wood
$25
$20
$15
$10
$5
$0
$12.6
$12.6
$16.1
$8.5
$18.7
$18.1
$21.3
$20.4
$23.5
$16.6
$20.8
$14.7
2019
2020
2021
2022
2023
TTM 2024

LUCKY DOG

PET

Influx of pet ownership during pandemic drove sales growth



$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$11.7
$14.6
$14.9
$18.1
$12.4
$7.2
2019
2020
2021
2022
2023
TTM 2024

my eco WORLD

SUSTAINABLE

Initial launch of sustainable products: 2020
Rebranded complete & re-launched March 2024



$3
$2
$1
$0
$0.0
$0.1
$2.4
$2.7
$1.9
$1.4
2019
2020
2021
2022
2023
TTM 2024

GREENWOOD PRODUCTS EST. 1977

INDUSTRIAL WOOD

Pandemic negatively impacted bus manufacturing due to supply chain shortages of other materials



$5
$4
$3
$2
$1
$0
$3.9
$2.3
$2.6
$2.6
$2.6
$3.6
2019
2020
2021
2022
2023
TTM 2024

TTM = Trailing Twelve Month through May 2024

CHARTING NEW PATH FOCUSED ON DRIVING VALUE





"I've witnessed extensive change at Jewett Cameron since joining in 2019 - pandemic, supply chain crisis, legal battles, and restructuring to name a few. Since taking over as CEO, we have conducted an expansive review of our operations and are now implementing initiatives to drive sales, improve margins, and enhance operational efficiencies with the primary objective to drive profitability and improve shareholder value."

Chad Summers
CEO, President, Director

GROWTH DRIVERS

In-Store Displayer Expansion

- Grow major retail through newly implemented in-aisle displays, enhanced online presence through retail partners, & new sales representation partnership with Continental Sales and Marketing

Expand MyEcoWorld®

- Increase sales of re-branded MyEcoWorld® through distribution and major retail

Enhance B2B

- Enhance engagement with professionals to increase demand of current product offering

GREENWOOD PRODUCTS

Industrial Wood Growth

- Grow Greenwood Products sales through existing & new customers

ASSET MONETIZATION

Property Sale

- Planned sale of 11.6-acre Oregon-based seed processing and storage facility

SUPPLY CHAIN SECURITY & OPERATIONAL EFFICIENCY

Sourcing Expansion

- Over 80% of the company's metal import revenue formerly concentrated out of a single factory in China
- 2024 successfully multi-sourcing all products

Distribution Expansion

- Distribution from NW headquarters limits total sellable market
- Initiating new distribution locations over multiple years to drive sales and reduce freight costs

Margin Initiative

- Enhanced pricing analysis to ensure proper margins and pricing strategy among channels

PRODUCT INNOVATION

Fence Innovation

- Enhance Adjust-A-Gate® Original, Lifetime Steel Post®, and EuroFence products
- Launch Adjust-A-Gate® Unlimited and Lifetime Steel Post® Displayers

New Product Innovation

- 5 new and enhanced products set to launch over next 12 months
- Commitment to continue enhancing and launching quality products

GROWTH STRATEGIES

Create and execute a scalable process for Lifetime Steel Post (LTP) displayers and refresh of Adjust-A-Gate® merchandisers

2,340 locations


U.S. Retail Store Count by State

1,746 locations




STEEL POSTS FOR WOOD FENCES

In-aisle Lifetime Steel Post® Displayer


GATE FRAME KIT

In-aisle Adjust-A-Gate® Displayer

Displayers currently in locations across Home Depot and Lowe's

Illustrative Example	Posts	Gates
Posts per Displayer	96	20
Estim. replenish Rate	6x/year	8x/year
Number of stores currently	100+	2,500+

Revenue Potential by Store #	Posts
100	$ 1,324,800
300	$ 3,974,400
750	$ 9,936,000
1,000	$ 13,248,000
2,000	$ 26,496,000

Note: A typical 150 lineal foot fence project will require approximately 25 posts and 1 or 2 gates.

GROWTH STRATEGIES

Driving sales through major retail site and social media platforms

Selected online retail stores



10:03
Adjust a gate
12 results
Canton Lowe's
ADJUST-A-GATE
3 Rail 60"H/36"-60" W Kit-Contractor Series 1-1/4-in Black Gate Kit
$119.00
4.7
Pickup
Unavailable at Canton Lowe's
Delivery
Garden Center
Aisle 3
Bay 9



4.6



6-PACK



Mobile platforms

Enhance mobile engagement and product availability



10:03
Adjust a gate
ADJUST-A-GATE
$119.00
Pickup
Delivery
ADJUST-A-GATE
$135.99
Pickup
Delivery



9:40
jewettcameron.com
QUALITY PRODUCTS DESIGNED IN THE PACIFIC NORTHWEST SINCE 1953
REDEFINING LEGACY WITH EVERYDAY INNOVATION

Selected social media platforms



Jewett Cameron Company



Jewett Cameron Fence



GROWTH STRATEGIES

Enhance engagement with professionals to increase demand of current product offering

Drive pull through desired pro channels:

- Retail
- Lumber Yards
- Distributors

THE HOME DEPOT

LOWE'S

PARR

ORGILL

Target regional professionals throughout the country as brand ambassadors, influencers, and sources of innovation



NW
SoCal
South
Midwest
WA
OR
ID
MT
ND
MN
WI
MI
NY
VT
ME
NH
MA
RI
CT
NJ
DE
MD
PA
OH
IN
SD
WY
NV
UT
CO
NE
KS
MO
KY
WV
VA
NC
TN
AZ
NM
OK
AR
SC
MS
AL
GA
LA
TX
FL
AK
HI

GROWTH STRATEGIES

Scale MyEcoWorld® Brand through enhanced omni channel strategy (current & targeted)

my eco WORLD

Grocery Channel

- Sprouts Farmers Market
- Tops Friendly Markets
- Whole Foods Market
- Albertsons
- GreenAcres Market

Home Improvement Channel

- Menards
- Lowe's
- The Home Depot
- Costco Wholesale
- Grainger
- Orgill
- True Value
- Do it Best
- Ace Hardware

Amazon / Mass Retail Channel

- amazon
- Walmart
- Target


SPROUTS
FARMERS MARKET
COMPOSTABLE



INNOVATION STRATEGIES

Internal development of new products and product line extensions

2025 High Level Roadmap		Q1	Q2	Q3	Q4
1	**Adjust-A-Gate® Unlimited**	LAUNCH	Re-Source	Gold Samples	LAUNCH
2	**New Improved Chain Link Kennel**	Gold Samples	LAUNCH		
3	**New Lifetime Steel Post® Displayers**	LAUNCH			
4	**New Pro Lifetime Steel Post®**	Gold Samples	LAUNCH		
5	**Improved Euro Fence Gate**	Proof of Concept	Gold Samples	LAUNCH	
6	**Enhanced Adjust-A-Gate® Original**	Factory Meeting	Proof of Concept	Gold Samples	LAUNCH

1 ADJUST-A-GATE UNLIMITED



2



3



4



FPO – not actual product

5



FPO – not actual product

6 ADJUST-A-GATE ORIGINAL



SUPPLY CHAIN & EFFICIENCY STRATEGIES

Multi-sourcing of products completed in September 2024 reducing burden of tariffs and reliance on sole supplier

- **In September 2024, Company announced it had completed a significant step forward in its strategic plan to expand and diversify the Company's supply sourcing from three new supply partners.**
- **Historically, Jewett-Cameron had a significant portion of their products supplied by a single manufacturer in China. With the implementation of the new multi-source, multi-country, strategic sourcing plan, the Company is no longer tied to one specific supply source for any single product or component.**
- **The Company now has highly diversified supply sources from manufacturers located in Canada, Bangladesh, Vietnam, Malaysia, Taiwan, and China. The new supply agreements cover Jewett-Cameron's fence products, dog containment products, as well as MyEcoWorld® products.**
- **Removes burden of tariffs placed on various steel products coming into the U.S. from China, where the Company has been subject to higher cost of goods on a number of our products over the past couple of years.**

Expect to mitigate the continuing pressure of tariffs on our cost basis


China
Taiwan
Vietnam
Bangladesh
Malaysia

SUPPLY CHAIN & EFFICIENCY STRATEGIES

Expand distribution centers to improve freight costs & time to delivery with goal for multi-year staged implementation



CURRENT



EAST COAST EXPANSION
2025



WEST COAST EXPANSION
2026

Headquarters

Distribution Center

ASSET MONETIZATION

Monetize non-core assets to enhance working capital through non-dilutive approach

- **11.6 acre property, formerly a seed cleaning facility**
  - The property is a corner lot industrial property with excellent access, visibility and frontage located immediately off the Glencoe exit on Highway 26.
  - The property is the former location of Jewett-Cameron Seed Company and has historically been used for seed processing and storage.
  - The combined size of the buildings is approximately 109,500 square feet.
- **Placed on market for sale on July 29, 2024**
- **The property is being listed for sale and also for lease through Macadam Forbes Commercial Real Estate Services.** Allowable uses under a Type I, II, or III procedure at the County level include but are not limited to: Contractor's yard, telecom facilities, forest products, lumber/sawmill, materials uses such as concrete and asphalt, special recreation
- **The asking sale price is undisclosed while the asking lease rate is $40,000 per month, triple net.**
- **Currently zoned "Rural Industrial" (RIND) in Washington County. The Company is exploring the potential to re-zone the property, or revise the existing code, to expand the list of permitted uses.**
- **Company believes fair market value of property is well in excess of current book value.**


Industrial Corner Lot Alongside Highway 26
31345 NW BEACH ROAD, HILLSBORO, OR 97124
26













FINANCIALS



REVENUE

FY Ends August ($ in millions)



Annual
Positive Impact from Pandemic
Pet & Home Remodel Boom
$70
$60
$50
$40
$30
$20
$10
$0
$45.4
$44.9
$57.5
$62.9
$54.3
$48.6
2019
2020
2021
2022
2023
TTM 2024

TTM = Trailing Twelve Month through May 2024

REVENUE BREAKDOWN

TTM Q3 2024 (May 2024)

PRODUCT CATEGORY



2%
7%
3%
15%
43%
30%
Metal Fence
Wood Fence
Pet
Sustainable
Industrial Wood
Other

DISTRIBUTION CHANNEL



8%
8%
54%
30%
In-Store Retail
Online Retail
Wholesale & Distribution
Professional & B2B

GROSS MARGINS

FY Ends August


Annual
30%
25%
20%
15%
10%
5%
0%
21.9%
27.8%
24.6%
21.9%
22.6%
20.6%
2019
2020
2021
2022
2023
TTM 2024

TTM = Trailing Twelve Month through May 2024

NET INCOME

FY Ends August ($ in millions)



Annual
$4
$4
$3
$3
$2
$2
$1
$1
$0
($1)
$2.1
$2.8
$3.5
$1.2
($0.0)
$1.2
2019
2020
2021
2022
2023
TTM 2024

TTM = Trailing Twelve Month through May 2024

SELECTED BALANCE SHEET

FY Ends August

($ in Millions)	8/31/21	8/31/22	8/31/23	5/31/24
Cash and cash equivalents	$1.2	$0.5	$0.1	$1.1
Accounts receivable, net	$7.1	$7.2	$5.6	$7.4
Inventory	$14.4	$20.6	$18.3	$13.5
Total Current Assets	$25.2	$29.6	$24.7	$23.3
PP&E	$3.9	$4.8	$4.7	$4.5
Total Assets	$29.1	$34.5	$29.8	$28.3
Bank indebtedness	$3.0	$7.0	$1.3	$0
Total liabilities	$6.3	$10.4	$5.7	$3.3
Total shareholder's equity	$22.9	$24.1	$24.1	$25.0
Book Value per Share	$6.56	$6.90	$6.89	$7.14

34% reduction from peak inventory

Book value of seed processing facility of $0.6 million. Company anticipates that sale of facility will be well in excess of current book value.

Eliminated bank indebtedness

Stock currently trades at 32% discount to book value*

*based on stock price of $4.88 on 9/24/24

OUR LEADERSHIP TEAM

MANAGEMENT



Chad Summers
CEO, Director



Mitch Van Domelen
CFO



Marty Ramirez
VP Supply Chain



Mike Siuda
VP Sales and Marketing



Ira Reiland
VP Fulfillment

BOARD OF DIRECTORS



Charlie Hopewell
Chairman



Geoff Guilfoy
Audit Chair



Michelle Walker
Governance Chair



Chris Karlin
Compensation Chair



Sarah Johnson
Director



Mike Henningsen
Director



Subriana Pierce
Director



Ian Wendler
Director

COMPANY PILLARS

These principles form the foundation of our organization and guide every aspect of our business:

CRAFTED

Thoughtful quality, design, and production.

Our inspiration is to create solutions to our customer's challenges that will endure.

STEWARDSHIP

Pride in our impact on sustainability.

We operate and grow following a path that honors our environment and relationships. We work for today and plan for the future.

LEGACY

Service, warranty, honor.

We stand behind our products and service to protect your investment for the long term: the foundation of patented, branded, industry-leading products that our customers, partners, and investors have come to expect from us.

JEWETT CAMERON CO.
19 53
OREGON, USA



COMPANY CORE VALUES

Our people live out these core values daily as we work together to continuously improve and deliver value

INNOVATE

- **Cultivate Curiosity:** Encourage a mindset that questions the status quo and seeks better solutions.
- **Solution oriented:** Focus on solving problems, creating value, and meeting customer needs.
- **Embrace Continuous Improvement:** Innovation isn't just about new ideas; it's about doing everything better, every time.

COLLABORATE

- **Foster Open-mindedness:** Build trust by being open to others' ideas and perspectives.
- **Engage in Active Listening:** Participate in healthy debates and work together to solve problems.
- **Seek and Share Feedback:** Encourage a culture of feedback where ideas and concerns are openly discussed and addressed.

DELIVER

- **Define and Measure Success:** Value means solving problems, fulfilling needs, and enhancing experiences.
- **Act with Urgency:** Meet or beat deadlines with a sense of purpose and urgency.
- **Drive Results with Data:** Use metrics and data to guide decisions and measure outcomes.

HIGHLIGHTS

- **70-year-old company with tremendous brand recognition and established customers and partners that have relied on Jewett-Cameron for decades**
  - Customer base includes Tier 1 Big Box retailers, leading e-commerce providers, multi-national distributors and B2B professionals

- **Strategic transformation underway honoring the storied history, while charting a new path to the future**
  - Specific initiatives in place to drive revenue growth, improve margins, enhance operational efficiencies and supply chain security, innovate new products, and monetize non-core assets

- **Trading as discount to book value***
  - Stock currently trades at 32% discount to book value

*based on stock price of $4.88 on 9/24/24


PERIMETER PATROL

Thank You

JEWETT CAMERON COMPANY

Nasdaq: JCTCF

Company Contact:
Chad Summers, Chief Executive Officer
Jewett-Cameron Company
Phone: (503) 647-0110
Chads@jewettcameron.com

Investor Contact:
Robert Blum
Lytham Partners
Phone: (602) 889-9700
JCTCF@lythampartners.com